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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 19, 1996
                                (DATE OF REPORT)



                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                   1-1398                   23-1174060
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)                NUMBER)               IDENTIFICATION NO.)



                                100 KACHEL BOULEVARD
                       GREEN HILLS CORPORATE CENTER, SUITE 400
                               READING, PENNSYLVANIA           19607
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                      (610) 796-3400
                   (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Utilities, Inc                                                      Form 8-K
Page 2                                                         November 19, 1996


ITEM 5.  OTHER EVENTS.


Forward-Looking Statements

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, UGI Utilities, Inc. ("UGI Utilities" or the "Company"), is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.


Risk Factors

         The financial and operating performance of UGI Utilities is subject to risks and uncertainties, all of which are difficult to predict, and many of which are beyond the control of the Company's management. Forward-looking statements concerning the Company's performance may differ materially from actual results because of these risks and uncertainties. They include, but are not limited to:

              1.  Weather conditions;

              2. price and availability of all energy products, including natural gas, oil and electricity;

              3.  governmental legislation and regulations;

              4.  local economic conditions;

              5.  labor relations;

              6.  environmental claims;

              7.  competition from the same and alternative energy sources;

              8. operating hazards and other risks incidental to generating and distributing electricity and transporting, storing, and distributing natural gas;

              9.  energy efficiency and technology trends; and

              10. interest rates.
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UGI Utilities, Inc.                                                     Form 8-K
Page 3                                                         November 19, 1996





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UGI UTILITIES, INC.
                                             (REGISTRANT)


                                             By: /s/ Brendan P. Bovaird
                                                 ______________________
                                                 Brendan P. Bovaird
                                                 Vice President and
                                                 General Counsel

Date:  November 19, 1996